All Information is Preliminary and Subject to Change
                                                       Banc of America Secruties
                                                               (Graphic Omitted)

Transaction
-------------------

            Issuer   C-BASS Mortgage Loan Asset-Backed Certificates
            Series   2003-CB4

        Collateral   approx $367 Million of Home Equity Mortgage Loans

          Servicer   Litton Loan Servicing LP, a subsidiary of the Seller.

   Rating Agencies   S&P, Moody's and Fitch

Structure
-------------------

Credit Support
                1- Excess Interest
                2- Overcollateralization
                3- Subordination

                   ------------------------------------------------------------------------------------------------------------
                                                                                              Initial  Initial
                       Class        S&P      Moody's     Fitch        Cpn Type      Amount      Size     C/E      Stepdown C/E
                   ------------------------------------------------------------------------------------------------------------
                      Seniors       AAA        Aaa        AAA          Float      295,300,000  80.50%    19.50%    39.01%
                        M-1          AA        Aa2         AA          Float      22,930,000   6.25%     13.25%    26.51%
                        M-2          A         A2          A           Float      20,180,000   5.50%     7.75%     15.51%
                        B-1         BBB       Baa1        BBB          Float      10,820,000   2.95%     4.80%      9.61%
                        B-2         BBB-      Baa2        BBB-         Float       5,690,000   1.55%     3.25%      6.51%
                        OC           -          -          -             -        11,932,349   3.25%       -          -
                   ---------------------------------------------------------------------------------------------------------

                   After the Stepdown Date the subordinates may receive principal payments

                   OC is fully funded at 3.25% of original pool balance


Trigger Event      A Trigger Event exists with respect to any Distribution
                   Date on or after the Stepdown Date if either:

                   (i) The "Rolling Six Month 60+ Delinquency Percentage" equals or exceeds [44%] of the Senior Enhancement Percentage; or

                   (ii) during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                                                            Cumulative Realized
                   Distribution Dates                       Loss Percentage
                   ------------------                       ---------------
                   September 2006 - August 2007                  [3.75]%
                   September 2007 - August 2008                  [6.00]%
                   September 2008 - August 2009                  [7.75]%
                   September 2009 and afterwards                 [9.00]%


M-2 Loss Coverage
-------------------                          Base
                                             Case
                                            Scenario Prin Loss
                                            -----------------------
                   % of Default Curves       32%       120%
                           Cum Default      9.1%      27.0%
                              Cum Loss      3.7%      10.8%
                     % of Prin Receive      100%      99.6%
                                   WAL      5.11      6.32
                              Duration      4.43      5.23
                           Prin Window      55-69     57-357


                   Fwd LIBOR
                   40% loss severity
                   12 month lag in recoveries
                   Trigger failing
                   Defaults are in addition to prepayments
                   33 CPR for both fixed and adjustable collateral
                   Proprietary Default
                   Curves are as follows    Month       Fixed CDR      Adj CDR
                                             -----       ---------      -------
                                              1-12           3%            3%
                                             13-24          12%           17%
                                             25-36          20%           25%
                                             37-48          25%           25%
                                             49-60          20%           20%
                                             61-72          15%           10%
                                    73 and thereafter        5%           10%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

All Information is Preliminary and Subject to Change
                                                       Banc of America Secruties
                                                               (Graphic Omitted)

Transaction
----------------

         Issuer      C-BASS Mortgage Loan Asset-Backed Certificates
         Series      2003-CB4

     Collateral      approx $367 Million of Home Equity Mortgage Loans

       Servicer      Litton Loan Servicing LP, a subsidiary of the Seller.

Rating Agencies      S&P, Moody's and Fitch

Structure
----------------

Credit Support
             1- Excess Interest
             2- Overcollateralization
             3- Subordination

                -------------------------------------------------------------------------------------
                                                                        Initial Initial
                 Class      S&P    Moody's  Fitch   Cpn Type   Amount    Size     C/E   Stepdown C/E
                -------------------------------------------------------------------------------------
                 Seniors     AAA      Aaa     AAA      Float   295,300,00  80.50%  19.50%   39.01%
                   M-1        AA      Aa2      AA      Float   22,930,000   6.25%  13.25%   26.51%
                   M-2        A       A2       A       Float   20,180,000   5.50%   7.75%   15.51%
                   B-1       BBB     Baa1     BBB      Float   10,820,000   2.95%   4.80%    9.61%
                   B-2       BBB-    Baa2     BBB-     Float    5,690,000   1.55%   3.25%    6.51%
                    OC        -        -       -         -     11,932,349   3.25%     -       -
                -------------------------------------------------------------------------------------

                   After the Stepdown Date the subordinates may receive principal payments

                   OC is fully funded at 3.25% of original pool balance

Trigger Event      A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date if either:

                   (i) The "Rolling Six Month 60+ Delinquency Percentage" equals or exceeds [44%] of the Senior Enhancement Percentage; or

                   (ii) during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                                                      Cumulative Realized
                       Distribution Dates             Loss Percentage
                       ------------------             --------------------
                    September 2006 - August 2007          [3.75]%
                    September 2007 - August 2008          [6.00]%
                    September 2008 - August 2009          [7.75]%
                    September 2009 and afterwards         [9.00]%


Loss Coverage              First Principal Loss
----------------           -----------------------------------------------------

                               25 CPR           40 CPR             60 CPR
                ----------------------------------------------------------------
 Breakeven CDR    Class      CDR    Cum Loss  CDR    Cum Loss     CDR   Cum Loss
                ----------------------------------------------------------------
                   M-1      16.6%    18.9%   21.8%     16.1%     30.6%    14.4%
                   M-2      10.5%    13.6%   12.9%     10.6%     17.3%    8.7%
                   B-1       7.8%    10.7%    8.8%     7.6%      10.9%    5.7%
                ----------------------------------------------------------------


                            25 CPR           40 CPR             60 CPR
                ----------------------------------------------------------------
Mult of Def Ramp  Class % of Curv Cum Loss% of Curv Cum Loss % of Curve Cum Loss
                ----------------------------------------------------------------
                   M-1    523%     18.9%    787%      16.1%    1291%    14.3%
                   M-2    318%     13.6%    443%      10.6%    698%     8.7%
                   B-1    230%     10.7%    300%      7.7%     431%     5.7%
                ---------------------------------------------------------------


                Fwd LIBOR
                50% loss severity
                12 month lag in recoveries
                Trigger failing
                Run to maturity
                Defaults are in addition to prepayments
                Default Ramp is 0 to 4.5 CDR in mos 1-36; 4.5 CDR thereafter Curve is based on Collateral Age


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

All Information is Preliminary and Subject to Change
                                                       Banc of America Secruties
                                                               (Graphic Omitted)

Transaction
-----------------------

         Issuer      C-BASS Mortgage Loan Asset-Backed Certificates
         Series      2003-CB4

     Collateral      approx $367 Million of Home Equity Mortgage Loans

       Servicer      Litton Loan Servicing LP, a subsidiary of the Seller.

Rating Agencies      S&P, Moody's and Fitch

Structure
-----------------------

Credit Support
                    1- Excess Interest
                    2- Overcollateralization
                    3- Subordination

                  --------------------------------------------------------------------------------------------------
                                                                                   Initial  Initial
                  Class      S&P      Moody's     Fitch     Cpn Type    Amount       Size     C/E      Stepdown C/E
                  --------------------------------------------------------------------------------------------------
                   Seniors    AAA       Aaa       AAA       Float     295,300,000    80.50%      19.50%       39.01%
                     M-1       AA       Aa2        AA       Float     22,930,000      6.25%      13.25%       26.51%
                     M-2       A        A2         A        Float     20,180,000      5.50%       7.75%       15.51%
                     B-1      BBB      Baa1       BBB       Float     10,820,000      2.95%       4.80%       9.61%
                     B-2      BBB-     Baa2       BBB-      Float      5,690,000      1.55%       3.25%       6.51%
                     OC        -         -         -          -       11,932,349      3.25%         -           -
                  ------------------------------------------------------------------------------------------------------

                   After the Stepdown Date the subordinates may receive principal payments

                   OC is fully funded at 3.25% of original pool balance

Trigger Event      A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date if either: (i) The "Rolling Six
                   Month 60+ Delinquency Percentage" equals or exceeds [44%] of the Senior Enhancement Percentage; or (ii) during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                                                             Cumulative Realized
                       Distribution Dates                    Loss Percentage
                       ------------------                    -------------------
                       September 2006 - August 2007                [3.75]%
                       September 2007 - August 2008                [6.00]%
                       September 2008 - August 2009                [7.75]%
                       September 2009 and afterwards               [9.00]%


M-2 Loss Coverage                                 First Principal Loss
-----------------                 ----------------------------------------------

                                      40% Severity            50% Severity
                  --------------------------------------------------------------
                       Class        CDR       Cum Loss     CDR         Cum Loss
                  --------------------------------------------------------------
                      Pricing      13.7%        12.3%     10.6%         12.6%
                  50% of Pricing   11.5%        17.2%      8.9%         18.2%
                  --------------------------------------------------------------




B-1 Loss Coverage
-----------------------

                                     40% Severity           50% Severity
                  -------------------------------------------------------------
                       Class       CDR       Cum Loss    CDR         Cum Loss
                  -------------------------------------------------------------
                      Pricing     10.0%        9.7%      7.8%          9.9%
                  50% of Pricing   9.3%        15.0%     7.4%         16.0%
                  -------------------------------------------------------------


                  fwd libor
                  12 month lag in recoveries
                  Trigger failing
                  Run to maturity
                  Defaults are in addition to prepayments


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

All Information is Preliminary and Subject to Change
                                                       Banc of America Secruties
                                                               (Graphic Omitted)

Transaction
-----------------------

         Issuer      C-BASS Mortgage Loan Asset-Backed Certificates
         Series      2003-CB4

     Collateral      approx $367 Million of Home Equity Mortgage Loans

       Servicer      Litton Loan Servicing LP, a subsidiary of the Seller.

Rating Agencies      S&P, Moody's and Fitch

Structure
-----------------------

Credit Support
                    1- Excess Interest
                    2- Overcollateralization
                    3- Subordination

                  --------------------------------------------------------------------------------------------------
                                                                                   Initial  Initial
                  Class      S&P      Moody's     Fitch     Cpn Type    Amount       Size     C/E      Stepdown C/E
                  --------------------------------------------------------------------------------------------------
                  Seniors    AAA       Aaa          AAA       Float   295,300,000     80.50%   19.50%      39.01%
                    M-1      AA        Aa2          AA        Float    22,930,000     6.25%    13.25%      26.51%
                    M-2       A         A2           A        Float    20,180,000     5.50%    7.75%       15.51%
                    B-1      BBB       Baa1         BBB       Float    10,820,000     2.95%    4.80%        9.61%
                    B-2     BBB-       Baa2        BBB-       Float    5,690,000      1.55%    3.25%        6.51%
                     OC       -         -            -          -      11,932,349     3.25%      -            -
                  -----------------------------------------------------------------------------------------------------------------

                   After the Stepdown Date the subordinates may receive principal payments

                   OC is fully funded at 3.25% of original pool balance

Trigger Event      A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date if either: (i) The "Rolling Six
                   Month 60+ Delinquency Percentage" equals or exceeds [44%] of the Senior Enhancement Percentage; or (ii) during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                                                            Cumulative Realized
                       Distribution Dates                   Loss Percentage
                       ------------------                   --------------------
                       September 2006 - August 2007                [3.75]%
                       September 2007 - August 2008                [6.00]%
                       September 2008 - August 2009                [7.75]%
                       September 2009 and afterwards               [9.00]%


Loss Coverage                             First Principal Loss
-----------------------                 -------------------------

                                         M-2                        B-1
                  --------------------------------------------------------------
M-2               % PPY Curve    Terminal CDR    Cum      Terminal CDR    Cum
                                                 Loss                    Loss
                  --------------------------------------------------------------
                       70           12.4%       16.3%        9.5%        13.6%
                      100           14.3%       13.4%        9.5%        10.0%
                      130           16.9%       11.6%        10.5%       8.1%
                  --------------------------------------------------------------


                   LIBOR is static for 5 mos, then increases by 400bps over 12 mos, then remains static thereafter

                   45% loss severity

                   6 month lag in recoveries

                   Trigger is not forced

                   Run to maturity

                   Defaults are in addition to prepayments

                   Default Curve ramps from 0 CDR to Terminal CDR in mos 1-18 and remains at Terminal CDR thereafter

                   Base Prepay Curve as follows:         Month           CPR
                                                         -----           ---
                                                         1-12           4-24
                                                         13-21           24
                                                          22             30
                                                          23             40
                                                          24             50
                                                          25             45
                                                          26             35
                                                          27             27
                                                        28-360           22


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

All Information is Preliminary and Subject to Change
                                                       Banc of America Secruties
                                                               (Graphic Omitted)


Transaction
-----------------------

          Issuer     C-BASS Mortgage Loan Asset-Backed Certificates
          Series     2003-CB4

      Collateral     approx $367 Million of Home Equity Mortgage Loans

        Servicer     Litton Loan Servicing LP, a subsidiary of the Seller.

 Rating Agencies     S&P, Moody's and Fitch

Structure
-----------------------

Credit Support
                    1- Excess Interest
                    2- Overcollateralization
                    3- Subordination

                  --------------------------------------------------------------------------------------------------
                                                                                   Initial  Initial
                  Class      S&P      Moody's     Fitch     Cpn Type    Amount       Size     C/E      Stepdown C/E
                  --------------------------------------------------------------------------------------------------
                  Seniors    AAA       Aaa        AAA       Float       295,300,000   80.50%    19.50%    39.01%
                    M-1      AA        Aa2        AA        Float       22,930,000     6.25%    13.25%    26.51%
                    M-2       A         A2         A        Float       20,180,000     5.50%     7.75%    15.51%
                    B-1      BBB       Baa1       BBB       Float       10,820,000     2.95%     4.80%     9.61%
                    B-2     BBB-       Baa2      BBB-       Float        5,690,000     1.55%     3.25%     6.51%
                    OC        -         -          -          -         11,932,349     3.25%       -         -
                  ----------------------------------------------------------------------------------------------------------------

                   After the Stepdown Date the subordinates may receive principal payments

                   OC is fully funded at 3.25% of original pool balance

Trigger Event      A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date if either: (i) The "Rolling Six
                   Month 60+ Delinquency Percentage" equals or exceeds [44%] of the Senior Enhancement Percentage; or (ii) during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                                                            Cumulative Realized
                       Distribution Dates                   Loss Percentage
                       ------------------                   ------------------
                       September 2006 - August 2007                 [3.75]%
                       September 2007 - August 2008                 [6.00]%
                       September 2008 - August 2009                 [7.75]%
                       September 2009 and afterwards                [9.00]%

Loss Coverage                               First Principal Loss
------------------           ---------------------------------------------------
                                   Static LIBOR        Fwd LIBOR
                  --------------------------------------------------------------
                  Class          CDR       Cum Loss       CDR        Cum Loss
                  --------------------------------------------------------------
                   M-2          12.1%       15.4%        9.5%         12.7%
                   B-1          9.2%        12.4%        7.1%         10.0%
                  --------------------------------------------------------------

                   55% loss severity
                   12 month lag in recoveries
                   Trigger failing
                   Run to maturity
                   Defaults are in addition to prepayments
                   Run at Pricing Speed

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

All Information is Preliminary and Subject to Change
                                                       Banc of America Secruties
                                                               (Graphic Omitted)

Transaction
-----------------------

         Issuer      C-BASS Mortgage Loan Asset-Backed Certificates
         Series      2003-CB4

     Collateral      approx $367 Million of Home Equity Mortgage Loans

       Servicer      Litton Loan Servicing LP, a subsidiary of the Seller.

Rating Agencies      S&P, Moody's and Fitch

Structure
-----------------------

Credit Support
                    1- Excess Interest
                    2- Overcollateralization
                    3- Subordination

                  --------------------------------------------------------------------------------------------------
                                                                                   Initial  Initial
                  Class      S&P      Moody's     Fitch     Cpn Type    Amount       Size     C/E      Stepdown C/E
                  --------------------------------------------------------------------------------------------------
                  Seniors     AAA       Aaa         AAA      Float      295,300,000  80.50%   19.50%      39.01%
                    M-1        AA       Aa2         AA       Float      22,930,000    6.25%   13.25%      26.51%
                    M-2        A        A2           A       Float      20,180,000    5.50%    7.75%      15.51%
                    B-1       BBB      Baa1         BBB      Float      10,820,000    2.95%    4.80%       9.61%
                    B-2       BBB-     Baa2        BBB-      Float       5,690,000    1.55%    3.25%       6.51%
                    OC         -         -           -         -        11,932,349    3.25%      -           -
                  --------------------------------------------------------------------------------------------------

                   After the Stepdown Date the subordinates may receive principal payments

                   OC is fully funded at 3.25% of original pool balance

Trigger Event      A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date if either: (i) The "Rolling Six
                   Month 60+ Delinquency Percentage" equals or exceeds [44%] of the Senior Enhancement Percentage; or (ii) during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                                                           Cumulative Realized
                       Distribution Dates                    Loss Percentage
                       ------------------                  -------------------
                       September 2006 - August 2007              [3.75]%
                       September 2007 - August 2008              [6.00]%
                       September 2008 - August 2009              [7.75]%
                       September 2009 and afterwards             [9.00]%


B-1 Loss Coverage                              First Principal Loss
------------------             -------------------------------------------------
                                                            Static LIBOR
                                                            mos 1-12 then
                                Fwd LIBOR                   increase by 400bps
                     -----------------------------------------------------------
  40% Loss Severity  PPC           CDR       Cum Loss       CDR        Cum Loss
                     -----------------------------------------------------------
                     75            9.4%        11.8%       8.5%          10.9%
                     100           9.7%        9.7%        8.6%          8.8%
                     135          10.3%        7.9%        9.0%          7.0%
                     -----------------------------------------------------------


                                                            Static LIBOR
                                                            mos 1-12 then
                                Fwd LIBOR                   increase by 400bps
                     -----------------------------------------------------------
  65% Loss Severity  PPC           CDR       Cum Loss       CDR        Cum Loss
                     -----------------------------------------------------------
                     75            5.6%        12.7%       5.1%          11.8%
                     100           5.7%        10.1%       5.2%          9.3%
                     135           6.1%        8.1%        5.4%          7.2%
                     -----------------------------------------------------------



                       12 month lag in recoveries
                       Trigger failing
                       Run to maturity
                       Defaults are in addition to prepayments
                       100 PPC:        4-23CPR over 12 mos, 23CPR thereafter for
                                        Fixed Rate Collateral
                                       4-27CPR over 12 mos; 27 CPR in mos 13-22;
                                       50 CPR in mos 23-37; 27 CPR thereafter
                                        for Adjustable Rate Collateral


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

All Information is Preliminary and Subject to Change
                                                       Banc of America Secruties
                                                               (Graphic Omitted)

Transaction
---------------------------------------

         Issuer      C-BASS Mortgage Loan Asset-Backed Certificates
         Series      2003-CB4

     Collateral      approx $367 Million of Home Equity Mortgage Loans

       Servicer      Litton Loan Servicing LP, a subsidiary of the Seller.

Rating Agencies      S&P, Moody's and Fitch

Structure
---------------------------------------

Credit Support
                1- Excess Interest
                2- Overcollateralization
                3- Subordination

                  --------------------------------------------------------------------------------------------------
                                                                                   Initial  Initial
                  Class      S&P      Moody's     Fitch     Cpn Type    Amount       Size     C/E      Stepdown C/E
                  --------------------------------------------------------------------------------------------------
                  Seniors     AAA      Aaa       AAA       Float     295,300,000   80.50%     19.50%     39.01%
                    M-1       AA       Aa2       AA        Float      22,930,000    6.25%     13.25%     26.51%
                    M-2        A        A2        A        Float      20,180,000    5.50%     7.75%      15.51%
                    B-1       BBB      Baa1      BBB       Float      10,820,000    2.95%     4.80%       9.61%
                    B-2      BBB-      Baa2     BBB-       Float      5,690,000     1.55%     3.25%       6.51%
                     OC        -        -         -          -        11,932,349    3.25%       -           -
                  -------------------------------------------------------------------------------------------------

                   After the Stepdown Date the subordinates may receive principal payments

                   OC is fully funded at 3.25% of original pool balance

Trigger Event      A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date if either: (i) The "Rolling Six
                   Month 60+ Delinquency Percentage" equals or exceeds [44%] of the Senior Enhancement Percentage; or (ii) during such period the Cumulative Realized Loss Percentage exceeds the values defined below:
                                                         Cumulative Realized
                     Distribution Dates                  Loss Percentage
                     ------------------                  ---------------
                     September 2006 - August 2007            [3.75]%
                     September 2007 - August 2008            [6.00]%
                     September 2008 - August 2009            [7.75]%
                     September 2009 and afterwards           [9.00]%

Class B-1 Loss Coverage

                          Static LIBOR                               Fwd LIBOR
                        ---------------------------------------------------------------------------------------
Run at Constant CDR     PPC      CDR        Cum       Cum        WAL      CDR         Cum       Cum         WAL
                                          Loss    Default                          Loss     Default
                        ---------------------------------------------------------------------------------------
                         5    14.2%      19.3%     48.3%      13.45    11.2%       16.9%     42.2%       15.19
                        10    15.7%      13.6%     33.9%       8.67    13.2%       12.0%     29.9%       9.24
                        15    17.4%      10.5%     26.3%       6.03    15.6%       9.6%      24.1%       6.26
                        20    19.6%       8.7%     21.7%       4.38    18.3%       8.2%      20.4%       4.45
                        ---------------------------------------------------------------------------------------

(TABLE CONTINUED)

Class B-1 Loss Coverage

                            Fwd LIBOR + 200
                        -------------------------------------------
Run at Constant CDR        CDR          Cum        Cum      WAL
                                        Loss     Default
                        -------------------------------------------
                           8.7%        14.4%      35.9%    16.77
                          10.3%         9.9%      24.7%    10.01
                          12.4%         8.0%      19.9%     6.64
                          15.2%         6.9%      17.3%     4.67
                        -------------------------------------------



                          Static LIBOR                               Fwd LIBOR
                        ---------------------------------------------------------------------------------------
                               % of
Run using Default Curve PPC    Default    Cum       Cum        WAL  % of Default    Cum       Cum         WAL
                               Curve      Loss    Default                 Curve    Loss     Default
                        ---------------------------------------------------------------------------------------
(100% of curve =
  7.5% Defaults)         5    521%       15.6%     39.1%      14.70     434%       13.0%     32.5%       17.00
                        10    351%       10.3%     25.9%       7.61     300%       9.0%      22.5%       9.12
                        15    355%        7.9%     19.6%       4.25     293%       7.0%      17.6%       4.53
                        20    431%        6.2%     15.5%       3.06     379%       5.8%      14.5%       3.18
                        ---------------------------------------------------------------------------------------

(TABLE CONTINUED)

Class B-1 Loss Coverage

                            Fwd LIBOR + 200
                        -------------------------------------------
Run using Default Curve % of Default    Cum        Cum      WAL
                          Curve         Loss     Default
                        -------------------------------------------
(100% of curve =
  7.5% Defaults)           388%        11.6%      29.1%    18.07
                           272%         8.2%      20.4%     9.95
                           251%         6.4%      16.0%     4.79
                           334%         5.4%      13.5%     3.29
                        -------------------------------------------

                            Fwd LIBOR
                        ------------------------------------------------
Run using Default Curve PPC of Default    Cum       Cum        WAL
                           Curve          Loss    Default
                        ------------------------------------------------
(100% of curve
  = 13.125% Defaults)   100   150%        7.9%     19.7%      10.99
                        ------------------------------------------------

                     40% loss severity
                     0 month lag in recoveries
                     Trigger failing
                     Run to maturity
                     Defaults are in addition to prepayments
                     100 PPC means 24% CPR for Fixed Rate Loans,
                       30% CPR for ARM Loans

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

All Information is Preliminary and Subject to Change
                                                       Banc of America Secruties
                                                               (Graphic Omitted)

Transaction
-----------------------

         Issuer      C-BASS Mortgage Loan Asset-Backed Certificates
         Series      2003-CB4

     Collateral      approx $367 Million of Home Equity Mortgage Loans

       Servicer      Litton Loan Servicing LP, a subsidiary of the Seller.

Rating Agencies      S&P, Moody's and Fitch

Structure
-----------------------

Credit Support
                    1- Excess Interest
                    2- Overcollateralization
                    3- Subordination

                  --------------------------------------------------------------------------------------------------
                                                                                   Initial  Initial
                  Class      S&P      Moody's     Fitch     Cpn Type    Amount       Size     C/E      Stepdown C/E
                  --------------------------------------------------------------------------------------------------
                  Seniors   AAA         Aaa        AAA      Float     295,300,000    80.50%      19.50%      39.01%
                    M-1     AA          Aa2        AA       Float     22,930,000      6.25%      13.25%      26.51%
                    M-2      A           A2         A       Float     20,180,000      5.50%       7.75%      15.51%
                    B-1     BBB         Baa1       BBB      Float     10,820,000      2.95%       4.80%       9.61%
                    B-2    BBB-         Baa2      BBB-      Float      5,690,000      1.55%       3.25%       6.51%
                    OC       -           -          -         -       11,932,349      3.25%         -           -
                  --------------------------------------------------------------------------------------------------

                   After the Stepdown Date the subordinates may receive principal payments

                   OC is fully funded at 3.25% of original pool balance

Trigger Event      A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date if either: (i) The "Rolling Six
                   Month 60+ Delinquency Percentage" equals or exceeds [44%] of the Senior Enhancement Percentage; or (ii) during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                                                         Cumulative Realized
                       Distribution Dates                  Loss Percentage
                       ------------------                -------------------
                       September 2006 - August 2007              [3.75]%
                       September 2007 - August 2008              [6.00]%
                       September 2008 - August 2009              [7.75]%
                       September 2009 and afterwards             [9.00]%


Loss Coverage                               First Principal Loss
------------------           ---------------------------------------------------
                                   Static LIBOR        Fwd LIBOR
                  --------------------------------------------------------------
                  Class          CDR       Cum Loss       CDR        Cum Loss
                  --------------------------------------------------------------
                   M-1          26.6%       19.2%        23.0%        17.6%
                   M-2          17.3%       14.5%        13.7%        12.3%
                   B-1          12.8%       11.7%        10.0%         9.7%
                  --------------------------------------------------------------

                       40% loss severity
                       12 month lag in recoveries
                       Trigger failing
                       Run to maturity
                       Defaults are in addition to prepayments
                       Run at Pricing Speed


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

All Information is Preliminary and Subject to Change
                                                       Banc of America Secruties
                                                               (Graphic Omitted)

     Issuer CBass 2003-CB4


Excess Spread

-----------------------------------------------------------------------
                          Static     Forward     Forward     Forward
  Period      Paydate   XS Spread   XS Spread   1m LIBOR    6m LIBOR
-----------------------------------------------------------------------
     1       9/25/2003     468         468        1.11        1.19
     2      10/25/2003     467         465        1.13        1.23
     3      11/25/2003     465         461        1.15        1.28
     4      12/25/2003     472         467        1.18        1.34
     5       1/25/2004     470         461        1.22        1.41
     6       2/25/2004     473         462        1.25        1.50
     7       3/25/2004     485         471        1.30        1.59
     8       4/25/2004     478         451        1.44        1.74
     9       5/25/2004     485         455        1.51        1.87
    10       6/25/2004     482         444        1.59        2.03
    11       7/25/2004     489         437        1.79        2.18
    12       8/25/2004     485         424        1.88        2.32
    13       9/25/2004     487         417        1.99        2.48
    14      10/25/2004     494         410        2.21        2.59
    15      11/25/2004     490         394        2.33        2.71
    16      12/25/2004     496         393        2.46        2.83
    17       1/25/2005     493         369        2.68        2.94
    18       2/25/2005     494         360        2.81        3.05
    19       3/25/2005     511         381        2.95        3.18
    20       4/25/2005     497         338        3.12        3.29
    21       5/25/2005     503         340        3.25        3.40
    22       6/25/2005     497         395        3.38        3.52
    23       7/25/2005     505         398        3.52        3.64
    24       8/25/2005     499         376        3.65        3.75
    25       9/25/2005     499         366        3.77        3.88
    26      10/25/2005     505         373        3.85        3.98
    27      11/25/2005     501         352        3.97        4.09
    28      12/25/2005     507         390        4.09        4.20
    29       1/25/2006     501         371        4.16        4.30
    30       2/25/2006     501         361        4.27        4.41
    31       3/25/2006     546         425        4.36        4.51
    32       4/25/2006     528         380        4.39        4.57
    33       5/25/2006     533         389        4.50        4.62
    34       6/25/2006     526         393        4.60        4.67
    35       7/25/2006     531         404        4.64        4.72
    36       8/25/2006     524         380        4.74        4.77
    37       9/25/2006     523         371        4.83        4.81
    38      10/25/2006     524         370        4.87        4.89
    39      11/25/2006     524         356        4.96        4.97
    40      12/25/2006     534         388        5.05        5.05
    41       1/25/2007     529         371        5.11        5.13
    42       2/25/2007     531         367        5.19        5.21
    43       3/25/2007     547         411        5.27        5.29
    44       4/25/2007     530         362        5.29        5.33
    45       5/25/2007     535         374        5.37        5.37
    46      6/25/2007     529         374        5.45        5.40
    47      7/25/2007     534         389        5.48        5.44
    48      8/25/2007     528         366        5.55        5.47
    49      9/25/2007     528         361        5.63        5.50
    50     10/25/2007     533         377        5.63        5.56
    51     11/25/2007     527         355        5.70        5.62
    52     12/25/2007     532         380        5.76        5.68
    53      1/25/2008     527         363        5.76        5.74
    54      2/25/2008     526         358        5.83        5.81
    55      3/25/2008     537         388        5.88        5.86
    56      4/25/2008     526         353        5.89        5.86
    57      5/25/2008     531         366        5.94        5.86
    58      6/25/2008     525         356        6.00        5.86
    59      7/25/2008     530         373        6.01        5.86
    60      8/25/2008     524         351        6.06        5.85
    61      9/25/2008     524         347        6.11        5.84
    62     10/25/2008     529         364        6.13        5.88
    63     11/25/2008     523         342        6.18        5.92
    64     12/25/2008     528         360        6.22        5.97
    65      1/25/2009     523         343        6.21        6.01
    66      2/25/2009     522         339        6.26        6.05
    67      3/25/2009     538         389        6.30        6.09
    68      4/25/2009     522         337        6.28        6.11
    69      5/25/2009     527         352        6.32        6.12
    70      6/25/2009     521         341        6.36        6.14
    71      7/25/2009     526         359        6.36        6.15
    72      8/25/2009     520         338        6.40        6.16
    73      9/25/2009     520         335        6.43        6.18
    74     10/25/2009     525         354        6.42        6.21
    75     11/25/2009     519         334        6.46        6.24
    76     12/25/2009     524         355        6.48        6.27
    77      1/25/2010     518         337        6.48        6.30
    78      2/25/2010     518         335        6.52        6.33
    79      3/25/2010     533         387        6.54        6.36
    80      4/25/2010     517         333        6.54        6.37
    81      5/25/2010     521         349        6.57        6.37
    82      6/25/2010     516         335        6.60        6.38
    83      7/25/2010     520         353        6.61        6.38
    -----------------------------------------------------------------


Run at 24 CPR for the Fixed Rate Loans and 30 CPR for the Adjustable Rate Loans

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.